                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                 July 16, 1998
                                 -------------
               Date of Report (Date of earliest event reported)


                               DOCUMENTUM, INC.
                               ----------------
            (Exact name of registrant as specified in its charter)


      DELAWARE                     0-27358                     95-4261421
      -------------------------------------------------------------------
      (State or other            (Commission            (I.R.S. Employer
       jurisdiction              File Number)          Identification No.)
       of incorporation)

                             5671 GIBRALTAR DRIVE
                          PLEASANTON, CA  94588-8547
                          --------------------------
                   (Address of principal executive offices)


                                (925) 463-6800
                                --------------
             (Registrant's telephone number, including area code)
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                             ITEM 5. OTHER EVENTS

     On July 16, 1998, Documentum, Inc. announced its financial results for the quarter ending June 30, 1998. The issued press release is attached hereto as
Exhibit 99.1.

     On July 16, 1998, Documentum, Inc. announced that it had acquired Relevance Technologies, Inc.. The issued press release is attached hereto as Exhibit 99.2.


                   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
     (c)  Exhibits



            EXHIBIT  DESCRIPTION
            NUMBER

             99.1    Documentum, Inc. press release dated July 16, 1998

             99.2    Documentum, Inc. press release dated July 16, 1998
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               DOCUMENTUM, INC.


Date:  July 16, 1998               /s/ Mark S. Garrett
                                   -------------------

                                   Mark S. Garrett
                                   Vice President, Chief Financial Officer and
                                   Secretary